SUPPLEMENT DATED APRIL 1, 2013 TO
                     THE PROSPECTUS DATED NOVEMBER 14, 2012

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 965

           Diversified Income Wave Portfolio, Series 37 (the "Trust")
                              File No. 333-184068

     Notwithstanding anything to the contrary in the Prospectus, footnote number 2 under the "Fees and Expenses" section on page 15 of the Prospectus is hereby replaced with the following:

(2) The deferred sales fee is a fixed dollar amount equal to $0.345 per unit which, as a percentage of the Public Offering Price, will vary over time. At a Public Offering Price of $10 per unit, the deferred sales fee will be 3.45% of the Public Offering Price per unit. If the price you pay for your units exceeds $10 per unit, the deferred sales fee will be less than 3.45% of the Public Offering Price. If the price you pay for your units is less than $10 per unit, the deferred sales fee will exceed 3.45% of the Public Offering Price; however, in no event will the maximum sales fee exceed 4.45% of the Public Offering Price per unit. The deferred sales fee will be deducted in four monthly installments. The first three installments (approximately $0.0817 per unit) will be deducted on the last business day of each month from May 2013 through July 2013 and the remaining amount of the deferred sales fee ($0.10 per unit) will be deducted on the last business day in January 2014. If units are redeemed prior to the deferred sales fee period, the entire deferred sales fee will be collected. If you purchase units after the first deferred sales fee payment has been assessed, your maximum sales fee will consist of an initial sales fee and the amount of any remaining deferred sales fee payments. The initial sales fee, which you will pay at the time of purchase, is equal to the difference between $0.345 per unit and the sum of the maximum remaining deferred sales fee. If you purchase units after the last deferred sales fee payment has been assessed, your maximum sales fee will consist of a onetime sales fee of $0.345 per unit.


                       Please keep for future reference.